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                                                                   EXHIBIT 10.14

                                 Imperial Bank
                               Executive Offices
                  Century Boulevard at the San Diego Freeway
                                P.O. Box 92991
                         Los Angeles, California 90009
                                (310) 417-5600


                                                                November 3, 1999

E*TRADE Group, Inc.
4500 Bohannon Drive
Menlo Park, California 94025



Re: Stock Purchase Agreement between E*TRADE Group, Inc. and Official Payments Corporation
     -----------------------------------------------------------------

Ladies and Gentlemen:

Reference is hereby made to that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), of even date herewith, between E*TRADE Group, Inc. ("E*TRADE") and Official Payments Corporation (the "Company") pursuant to which the Company has offered to sell, and E*TRADE has offered to buy, 512,820 shares of the Company's Common Stock. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Stock Purchase Agreement.

Under Section 5.1 of the Stock Purchase Agreement, E*TRADE, or its assignee, has the ability to put the shares back to the Company (the "Put") at the same price at which E*TRADE purchased the shares, commencing 120 days after the date of the purchase of shares thereunder, in the event that an Initial Public Offering has not been completed.

Imperial Bank, the majority stockholder of the Company, hereby agrees that if E*TRADE exercises its Put, Imperial Bank shall purchase the shares from E*TRADE at the Purchase Price.

Imperial Bank may be released of its obligations hereunder only upon written agreement among Imperial Bank, the Company and E*TRADE.

This letter shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to principles of conflicts of laws.
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E*TRADE Group, Inc.                     -2-



Imperial Bank may not assign its obligations hereunder without the express written consent of E*TRADE.


                                 IMPERIAL BANK

                                 By: /s/  George L. Graziadio, Jr.
                                     -------------------------------------
                                     Name: George L. Graziadio, Jr.
                                     Title:  Chairman

                                 IMPERIAL BANK

                                 By: /s/ Richard M. Baker
                                     -------------------------------------
                                     Name:  Richard M. Baker
                                     Title:  Senior Vice President, General
                                     Counsel and Secretary

Acknowledged by:

E*TRADE GROUP, INC.

By: /s/ Thomas Bevilacqua
    ----------------------------------
    Name:  Thomas Bevilacqua
    Title:  EVP, Corporate Development

OFFICIAL PAYMENTS CORPORATION

By: /s/ Brian W. Nocco
    ----------------------------------
    Name: Brian W. Nocco
    Title:  Chief Financial Officer